Exhibit 10.23.5
EXECUTION VERSION
AMENDMENT NO. 5 TO MASTER REPURCHASE AND SECURITIES CONTRACT
AMENDMENT NO. 5 TO MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of May 9, 2019 (this “Amendment”), between and among ISSUED HOLDINGS CAPITAL CORPORATION, a Virginia corporation (the “Seller”), WELLS FARGO BANK, N.A., a national banking association, as buyer (in such capacity, the “Buyer”) and DYNEX CAPITAL, INC., a Virginia corporation having its principal place of business at 4991 Lake Brook Drive, Suite 100, Glen Allen, VA 23060 (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of August 6, 2012 (as amended by that certain Amendment No. 1 to Master Repurchase and Securities Contract, dated as of October 1, 2013, as further amended by that certain Amendment No. 2 to Master Repurchase and Securities Contract, dated as of February 5, 2015, as further amended by that certain Amendment No. 3 to Master Repurchase and Securities Contract, dated as of April 29, 2016, as further amended by that certain Amendment No. 4 to Master Repurchase and Securities Contract, dated as of May 12, 2017, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);
WHEREAS, in connection with the Repurchase Agreement, (i) Guarantor executed and delivered to Buyer a Guarantee Agreement, dated as of August 6, 2012 (as amended by that certain Amendment No. 1 to Guarantee Agreement, dated as of September 13, 2018, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee”), and (ii) Buyer and Seller executed and delivered a Fee and Pricing Letter dated as of August 6, 2012 (as amended by that certain Amendment No. 1 to Fee and Pricing Letter, dated as of October 1, 2013, as further amended by Amendment No. 2 to Fee and Pricing Letter, dated as of February 5, 2015, as further amended by Amendment No. 3 to Fee and Pricing Letter, dated as of April 29, 2016, and as further amended by Amendment No. 4 to Fee and Pricing Letter, dated as of May 12, 2017, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee and Pricing Letter”); and
WHEREAS, Seller, Buyer and Guarantor have agreed to amend certain provisions of the Repurchase Agreement in the manner set forth herein.
THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Guarantor and Buyer each hereby agree as follows:

SECTION 1.Amendments to Repurchase Agreement.
(a) The following new defined terms “BHC Act Affiliate”, “Default Right” and “U.S. Special Resolution Regime” are each hereby added to Section 2.01 of the Repurchase Agreement in correct alphabetical order:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
(b) The defined term “Facility Termination Date”, as set forth in ARTICLE 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:
“Facility Termination Date”: The earliest of (a) June 12, 2019, (b) any Accelerated Repurchase Date and (c) any date on which the Facility Termination Date shall otherwise occur in accordance with the Repurchase Documents or Requirements of Law.
         (c)  Article 17 of the Repurchase Agreement is hereby amended by inserting the following new Section 17.24 in correct numerical order:
 “Section 17.24  Recognition of the U.S. Special Resolution Regimes

(a) In the event that Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from Buyer of this Agreement and/or the Repurchase Documents, and any interest and obligation in or under this Agreement and/or the Repurchase Documents, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or the Repurchase Documents, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
        (b) In the event that Buyer or a BHC Act Affiliate of Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or the Repurchase Documents that may be exercised against Buyer are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and/or the Repurchase Documents were governed by the laws of the United States or a state of the United States.”

SECTION 2.Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which this Amendment is executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor (the “Amendment Effective Date”).
SECTION 3.Representations, Warranties and Covenants. Each of Seller and Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) each is in compliance with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms its representations, warranties and covenants contained in the Repurchase Agreement.
SECTION 4.Acknowledgement of Seller. Seller hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents.
SECTION 5.Acknowledgement of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by the Guarantee to the extent of the Obligations (as defined therein), as such obligations may be prolonged pursuant to this Amendment, and (b) that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.
SECTION 6.Limited Effect. Except as expressly amended and modified by Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.
SECTION 7.No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or any of their respective Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 8.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
SECTION 9.Expenses. Seller and Guarantor agree to pay and reimburse Buyer for all outofpocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.
SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 51401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
SELLER
ISSUED HOLDINGS CAPITAL CORPORATION, a Virginia corporation

By: /s/ Stephen J. Benedetti
Name: Stephen J. Benedetti
Title: President

By: /s/ Robert M. Nilson, Jr.
        Name: Robert M. Nilson, Jr.
Title: Senior Vice President
BUYER
WELLS FARGO BANK, N.A., a national banking association
By: /s/ John Rhee
Name: John Rhee
Title: Managing Director
GUARANTOR
DYNEX CAPITAL, INC., a Virginia corporation

By: /s/ Stephen J. Benedetti
Name: Stephen J. Benedetti
Title: Executive Vice President, Chief Financial
Officer and Chief Operating Officer

By: /s/ Jeff Childress
Name: Jeff Childress
Title: Vice President